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                                                                    EXHIBIT 23.1

                     CONSENT OF PERKINS & COMPANY, P.C.

        We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the First Amended and Restated 1997 Stock Option Plan of Waste Connections, Inc. of our report on the combined financial statements of Columbia Resource Co., L.P. and Finley-Buttes Limited Partnership included in the Current Report (Form 8-K/A) dated April 29, 1999.

PERKINS & COMPANY, P.C.

Portland, Oregon
April 29, 1999